                                    NET LEASE


     Landlord and Tenant (as hereinafter defined), hereby agree to the following Lease dated as of the 14th day of August 1995.


SECTION 1. DEFINITIONS AND EXHIBITS.

     (A) DEFINITIONS. Each reference in this Lease to any of the following terms shall be construed to incorporate the data stated for that term in this
Section 1.



     (1)  LANDLORD:  Principal Mutual Life Insurance Company,
                         an Iowa corporation

     (2)  LANDLORD'S ADDRESS:  711 High Street,
                              Des Moines, Iowa 50392-0001
                              Attention:  Commercial Real Estate


     (3)  TENANT:  Interleaf, Inc.                                    .
                  -----------------------------------------------------

     (4)  TENANT'S ADDRESS (for notice and billing):  62 Fourth Avenue,
                                                    -------------------
          Waltham, Massachusetts, Attn:  Devra Simon                  .
          -------------------------------------------------------------
     (5)  TENANT'S BUSINESS ORGANIZATION: A Massachusetts Corporation .
          -------------------------------------------------------------
     (6)  BUILDING (Address):  62 Fourth Avenue, Waltham, Ma  02154   .
                             ------------------------------------------

     (7)  LEASED PREMISES:  Entire Building                           .
                          ---------------------------------------------

     (8)  TERM OF LEASE:  Five (5) Years and Four (4) Months          .
                        -----------------------------------------------

     (9)  COMMENCEMENT DATE:  September 1, 1995                        .
                           --------------------------------------------

     (10) TERMINATION DATE:  December 31, 2000                        .
                           --------------------------------------------

     (11) MINIMUM ANNUAL RENT: $337,160.00                            .
                              -----------------------------------------

     (12) MINIMUM MONTHLY RENT INSTALLMENTS: $28,096.67               .
                                            ---------------------------

     (13) PREPAID RENT:         See Section 4(B)                      .
                       ------------------------------------------------

     (14) TOTAL RENTABLE AREA OF THE LEASED PREMISES:    30,000 sq. ft.
                                                     ------------------

     (15) TOTAL RENTABLE AREA IN THE BUILDING:  30,000 sq. ft.        .
                                              -------------------------

     (16) BROKER:  Meredith & Grew And The Nelson Companies, LTD.     .
                 ------------------------------------------------------

     (B) EXHIBITS. The Exhibits listed below and preceded by an "X" are incorporated in this Lease by reference and are to be construed as part of this Lease.

     (X)  Exhibit A:     Plan Showing Leased Premises

     (X)  Exhibit B:     Plan Showing Parking Area

     (X)  Exhibit C:     Rules and Regulations

     (X)  Exhibit D:     Tenant Improvement Escrow Agreement

     (X)  Exhibit E:     Tenant's Plans and Specifications

     ( )  Exhibit F:   Intentionally Omitted

     (X)  Exhibit G:     Landlord's Construction Work


     SECTION 2. THE LEASED PREMISES; PARKING.

     (A) LEASED PREMISES. The Landlord hereby lets to the Tenant, and the Tenant hires from the Landlord, upon and subject to the terms and provisions of this Lease, the Leased Premises (which are more particularly shown as the area outlined on the plan attached hereto and incorporated herein as Exhibit "A").

     (B) PARKING; THE LAND. The Leased Premises are leased together with the right of Tenant to use the land on which the Building is situated (the "Land") adjacent to the Building and in such locations thereon as are designated by Landlord, for parking by its customers, employees, suppliers and visitors on an unassigned and unreserved basis, and for ingress and egress to and from the Building (said parking area shown as the area outlined on the plan attached
hereto as Exhibit "B").   Landlord reserves the right from time to time, and at
Landlord's sole discretion, to temporarily close portions of the parking area, or to relocate the ingress and egress to and from the parking area. Tenant and its employees shall also have the right to use, in common with others entitled thereto, such other common areas and facilities in or appurtenant to the Building and the Land as Landlord may from time to time designate and provide. Notwithstanding any supervision or control over any parking area on the Land which Landlord may undertake pursuant to this Lease or otherwise, Tenant acknowledges and agrees that Landlord shall not be responsible or obligated hereunder to furnish any security or security services to any parking area, the Land or the Building.

               (C) OFFICE PARK; PROPERTY. The Building is situated in Prospect Hill Executive Office Park (as from time to time constituted, the "Office
Park").   The term "Property", as hereinafter used, shall mean the Building and the Land.


     SECTION 3. TERM OF LEASE; LANDLORD'S CONSTRUCTION.

     (A) DEFINITIONS. For the purpose of this Lease, the following definitions shall apply:

     (1) "COMMENCEMENT DATE." The Commencement Date shall be September 1, 1995.


     (B) READINESS FOR OCCUPANCY. The Leased Premises shall be deemed to be ready for Tenant's occupancy as of the Commencement Date.

     (C) TERM OF LEASE. The Term of this Lease shall begin on the Commencement Date and shall end on the Termination Date. After the beginning of the Term, Landlord and Tenant shall, upon the request of either, execute an agreement specifying the date on which the Term begins; provided, however, the failure of Landlord and Tenant to execute such an agreement shall have no effect upon such date.

     (D) ALTERATION OF LEASED PREMISES.

     (1) Tenant agrees to accept the Leased Premises "AS-IS," and Tenant acknowledges that Landlord has no present or future intention to make any alterations, renovations or improvements to the Leased Premises or to the Building, except as otherwise provided in Exhibit "G" attached hereto and incorporated herein.

     (2) Notwithstanding anything herein to the contrary, Tenant shall construct tenant improvements in the Leased Premises in accordance with plans and specifications previously approved by Landlord and attached hereto as Exhibit "E" (or referenced therein) (the "Tenant Improvements"). In partial consideration of Tenant's execution and delivery of the Lease, Landlord shall fund an aggregate of $100,000 of the cost of the Tenant Improvements; provided, however, on or before March 1, 1996, Tenant shall pay Landlord $100,000 in cash in reimbursement of same.

     (3) Upon the execution of this Lease by Landlord, Landlord shall deposit said $100,000 with the Escrow Agent (as defined in Exhibit "D" hereto). Upon the execution of this Lease by Tenant, Tenant shall deposit $350,000 with the Escrow Agent (as defined in Exhibit "D" hereto), who shall release the Escrowed Funds to Tenant for payment of construction of the Tenant Improvements in accordance with the provisions of the Tenant Improvement Escrow Agreement attached hereto as Exhibit "D".

     SECTION 4.     MINIMUM ANNUAL RENT; PREPAID RENT

     (A) MINIMUM ANNUAL RENT. Tenant covenants and agrees to pay to Landlord, without set-off or deduction, the Minimum Annual Rent during each year of the Term of the Lease. Such Minimum Annual Rent shall be payable in equal Minimum Monthly Rent Installments, in advance, on the first day of each and every calendar month during the Term of this Lease, commencing January 1, 1997, initially from the Prepaid Rent (as hereinafter defined and described) as hereinafter provided, so long as the balance of Prepaid Rent held by Landlord shall be sufficient to pay same in full, and if not, or after Tenant shall no longer be required by the terms of this Lease to deposit any Prepaid Rent with Landlord, at the Landlord's Address, or at such other place as Landlord shall from time to time designate by notice, by check drawn on a bank which is a New York Clearing House Association. Minimum Annual Rent for any partial month during the Term shall be prorated on a daily basis.

     (B) PREPAID RENT.

     (1) On or before March 1, 1996, Tenant shall deposit with Landlord $75,000 as Prepaid Rent. On the first day of each month commencing January 1, 1997, and thereafter so long as the amount of Prepaid Rent held by Landlord from time to time shall be sufficient to pay same, Landlord shall credit Tenant from the Prepaid Rent for the Minimum Monthly Rent Installment due and payable hereunder for such month.

     (2) On or before June 30, 1996, and on each June 30, thereafter, until this provision shall be null and void as hereinafter provided, Tenant shall deliver to Landlord its audited financial statements, for its most recent fiscal year then ended, prepared by independent certified public accountants in accordance with generally accepted accounting principles consistently applied (the "Tenant Financial Statements"). If the Tenant Financial Statements shall reflect as of March 31, 1996 (a) an annual operating profit, and (b) cash and cash equivalents in excess of $10,441,000 (collectively, the "Profit and Cash"), then Tenant shall thereafter have no obligation to deposit additional sums with Landlord constituting Prepaid Rent.

     (3) If, however, the Tenant Financial Statements shall not reflect as of March 31, 1996 the Profit and Cash, then on or before each of September 1, 1996 and March 1, 1997, Tenant shall deposit with Landlord as Prepaid Rent, $175,000 in cash, as of each such date.

     (4) If, as of March 31, 1997, the Tenant Financial Statements do not reflect the Profit and Cash, then or before each September 1, 1997, and March 1, 1998 and on each succeeding September 1 and March 1 during the term of this Lease until the Tenant Financial Statements for Tenant's fiscal year then ended indicate the Profit and Cash, Tenant shall deposit with the Landlord as Prepaid Rent, $175,000 in cash, as of each such date; provided, however, if Tenant shall be required to make a deposit of Prepaid Rent as herein provided on September 1, 2000, such amount shall be equal to the lesser of $175,000 or such amount as shall be sufficient to pay the Minimum Annual Rent due and payable by Tenant hereunder through the Termination Date.

     (5) The Prepaid Rent to be paid by Tenant hereunder shall constitute cash collateral to secure Tenant's obligations to pay Minimum Annual Rent and any additional rent due to Landlord under this Lease.

     (C) LATE CHARGE. Commencing on the Commencement Date, if the Minimum Monthly Rent Installment or Prepaid Rent, or any additional rent or other payments or charges to be made hereunder are not paid by the tenth (10th) day of the month for which such payments are due, Tenant agrees to pay a penalty charge of three (3%) percent of the Minimum Monthly Rent Installment, Prepaid Rent, additional rent or other payments or charges due. This shall also apply for any dishonored check which results in the failure of Landlord to receive any such payment within ten (10) days after such payment is due. Nothing in this
Section 4(C) shall be deemed to be a waiver of any right of Landlord's, including but not limited to, Landlord's right to bring an action for default under this Lease for non-payment of Minimum Annual Rent, Prepaid Rent, additional rent or other payments or charges due and payable hereunder. If, because of Tenant's default under any covenant of the Lease, including without limitation the non-payment of Minimum Annual Rent, Prepaid Rent, additional rent or other payments or charges Landlord institutes an action for summary proceedings against Tenant, Tenant agrees to reimburse Landlord for the expense of reasonable attorney's fees plus costs and disbursements and the same shall be included in such action as additional rent, and the same shall be due and payable in said actions.

     SECTION 5. REIMBURSEMENT FOR REAL ESTATE TAXES.

     (A) DEFINITIONS. For the purpose of this Lease, the following definitions shall apply:

     (1) The term "Tax Year" shall mean the twelve (12) month period commencing on July 1 next preceding the Commencement Date and each succeeding twelve (l2) month period commencing on July l during the Term hereof.

     (2) The term "Taxes" shall mean all taxes, betterments, assessments (special or otherwise), levies, license, permit and other fees, water and sewer rents and charges, and all other charges, general and special, ordinary and extraordinary, foreseen and unforeseen, of any kind and nature whatsoever levied, assessed or imposed at any time by any governmental authority upon or against the Property, or taxes or payments in lieu thereof. The amount of any betterments, special taxes or special assessments included in Landlord's Taxes for any tax fiscal year shall be limited to the amount of the installment (plus any interest, other than penalty interest, payable thereon, provided, however, that Tenant shall be responsible for penalty interest payments if due to Tenant's failure to make its installment in a timely fashion) of such special tax or special assessment required to be paid during or with respect to the year in question. If, at any time during the Term of this Lease, any tax or excise on rents, or other taxes, however described, are levied or assessed against Landlord with respect to the rent reserved hereunder, either wholly or partially in substitution for, or in addition to, real estate taxes assessed or levied on the Property, the same shall be included in Taxes; provided, however, Taxes shall not include franchise, estate, inheritance, succession, capital levy, transfer, income or excess profits taxes assessed on Landlord.


     (B) PAYMENT OF TAXES.

     (1) During the Term hereof, Tenant shall pay to Landlord as additional rent an amount equal to the total Taxes imposed on or against the Property (such total amount being hereinafter referred to as the "Tenant's Tax"). Payment of Tenant's Tax shall be made to Landlord within twenty (20) days from the date Landlord shall give written notice to Tenant that based upon a bill (or estimated bill) received for Taxes (or for partial Taxes), or other form of notice received from any governmental authority responsible for collection of Taxes, there is due from Tenant any Tenant's Tax (which notice shall set forth the manner of computation of any Tenant's Tax due from Tenant). At Landlord's election, simultaneously with such payment of Tenant's Tax in respect of any Tax Year, and on the first day of each of the next succeeding eleven calendar months, Tenant shall remit to Landlord one-twelfth of the Tenant's Tax. If the total of such monthly remittances is greater than the Tenant's Tax for the next succeeding Tax Year, Tenant may credit the difference against the next installment of Tenant's Tax due to Landlord hereunder; and if the total of such remittances is less than the Tenant's Tax for such next succeeding Tax Year, Tenant shall pay the difference to Landlord at the time any Tenant's Tax becomes due and payable as hereinabove provided. If, for any reason whatsoever, Tenant does not pay its share of any Tenant's Tax prior to any date on which such share is due and payable, Tenant shall be responsible for any interest or penalties imposed on Landlord as a result or arising out of such late payment.

     (2) If, after Tenant shall have made any payment to Landlord pursuant to this Section 5, Landlord shall receive a refund of any portion of Taxes paid by Tenant with respect to any Tax Year during the term hereof as a result of an abatement of such Taxes by legal proceedings, settlement or otherwise, Landlord shall, within thirty (30) days after receiving the refund, pay or credit to Tenant such percentage of the refund (less the proportional, prorata expenses, including attorneys' fees and appraisers' fees, incurred in connection with obtaining any such refund), as relates to Taxes paid by Tenant to Landlord with respect to any Tax Year for which such a refund is obtained.

     (3) In the event this Lease shall commence or shall end (by reason of expiration of the Term or earlier termination pursuant to the provisions hereof) on any date other than the first or last day of the Tax Year, or should the Tax Year or period of assessment of real estate taxes be changed or be more or less than one (1) year, as the case may be, then the amount of Tenant's Tax which may be payable by Tenant as provided in this Section 5 shall be appropriately adjusted. Any overpayments by Tenant for the year in which the Term ends shall be refunded to Tenant upon such adjustment provided there are no outstanding amounts due Landlord under this Lease, in which event Landlord shall have the right to retain such overpayments and apply the same to such amount due.


     SECTION 6.  Intentionally omitted.



     SECTION 7. USE OF LEASED PREMISES. The Leased Premises are leased, and other rights set forth herein are granted, subject to easements, ground leases, mortgages and other matters of record and are to be used solely for general office purposes, uses ancillary thereto appurtenant to a software company, and any other uses which are authorized in writing by Landlord and which are appropriate in a first class office building, and not for any other purposes, and without annoyance to or disruption of other tenants or occupants of the Building or Office Park.


     SECTION 8. LANDLORD'S COVENANTS. Except as otherwise expressly provided herein, Landlord covenants to make such repairs to the roof, exterior walls (except for doors, windows and glass), floor slabs, foundations and other structural elements of the Building as may be necessary to keep them in good working order (except for repair or replacement occasioned by any act or negligence of Tenant, its agents, customers or employees).

Landlord shall be under no responsibility or liability for failure or interruption of any of the above-described services, repairs or replacements caused by breakage, accident, strikes, repairs, inability to obtain supplies, labor or materials, or for any other causes beyond Landlord's control, nor in any event for any indirect or consequential damages; and the failure or omission on the part of Landlord to furnish any of same shall not be construed as an eviction of Tenant, actual or constructive, not entitle Tenant to any abatement or reduction of rent by reason thereof nor shall the same render Landlord liable in damages, nor release Tenant from prompt fulfillment of any of its covenants under this Lease.

     SECTION 9. TENANT'S COVENANTS. Tenant covenants with Landlord, during the Term and for such further time as Tenant or anyone claiming by, through or under Tenant shall hold the Leased Premises or any part thereof, it being understood by Tenant that this is a net lease intended to provide Landlord with the rent and other charges reserved on a net basis and (except for Landlord's specific obligations set forth in Section 8 hereof) Landlord shall have no obligations and shall not be required to make any expenditures in connection with this Lease or the Leased Premises during the Term hereof:

     (A) PAYMENT OF RENTS AND CHARGES. To promptly pay to Landlord, without set-off or deduction, the Minimum Annual Rent, Prepaid Rent, Tenant's Tax, and any other additional rents and charges payable by Tenant to Landlord (which additional charges shall include Landlord's costs for liability and property damage insurance for the Property), at the address from time to time designated for the sending of notices to Landlord, at the times and in the manner herein set forth. Except as expressly provided herein, Landlord shall not be obligated to pay any charge or bear any expense whatsoever against or with respect to the Leased Premises, the Minimum Annual Rent and Prepaid Rent payable hereunder shall not be subject to any reduction or offset whatsoever on account of any such charge or otherwise, and all costs, expenses and obligation of every kind and nature whatsoever relating to the Leased Premises (except as otherwise expressly set forth herein) shall be paid by Tenant.


      (B) PAYMENT FOR UTILITIES. To pay when due directly to the proper authorities or utilities charged with the collection thereof, or, to promptly reimburse Landlord therefor if not separately metered, all charges and expenses for water, sewer, gas, electricity, telephone and other utilities and utilities services, and service inspections made therefor during the Term (other than those expressly required to be provided by Landlord hereunder), whether designated as a charge, tax, assessment, fee or otherwise.


     (C) ALTERATIONS AND ADDITIONS. Unless Landlord's prior written approval is obtained in each instance (not to be unreasonably withheld), not to perform any renovation or construction to the Property, Leased Premises or Building (which shall include any rearrangement of the interior space), or the erection of any signs or other additions or structures on or to the Property or Building or Leased Premises, or any other alterations or additions to the Property or Building or Leased Premises (including, without limitation, any alterations or additions to the plumbing, heating, cooling or electrical systems of the Building or the installation of any signs or draperies in any windows of the Building or Leased Premises), except as herein expressly provided (subject to the Rules and Regulations attached hereto as Exhibit "C"); provided, however, Tenant may make minor alterations or leasehold improvements to the interior of the Leased Premises which in no way affect or modify any portion of the structure of the Building, and may install fixtures and equipment which do not damage the Building. All such construction, alterations or additions shall be performed at Tenant's sole risk and expense and in accordance with plans and specifications submitted to and approved, in advance, by Landlord.

      (D) PAYMENT FOR WORK. To (1) pay promptly when due the entire cost of any work to the Leased Premises undertaken by or for Tenant and all amounts that may become due for, or purport to be for, any labor, services, materials, supplies or equipment furnished or alleged to have been furnished or to be furnished to or for the Tenant in, upon or about the Leased Premises, and not to create, incur, assume or permit to exist any mortgage, security interest, encumbrance, mechanic's or materialmen's lien, or other charge of any kind on the Leased Premises or Landlord's interest therein, and to cause any such lien to be fully discharged and released within five (5) days of any imposition of the same so that the Leased Premises shall at all times be free of liens for labor and materials; (2) procure at Tenant's expense all necessary permits and approvals before undertaking any such work;
(3) do all such work in a good and workmanlike manner and in accordance with plans and specifications previously approved by Landlord, employing reputable contractors and materials of good quality; (4) to furnish to Landlord prior to the commencement of any such work a bond or other security acceptable to Landlord, insuring that any work commenced by Tenant will be completed in accordance with such plans and specifications or as otherwise provided in writing by Landlord, whichever may be applicable; (5) to employ for such work responsible contractors who shall be subject to the approval of Landlord, and whose labor will not interfere with other labor working in the Leased Premises or Property; (6) to require such contractors employed by Tenant to carry workers' compensation insurance in accordance with statutory requirements and comprehensive public liability insurance covering such contractors on or about the Leased Premises and the Property in amounts at least equal to the limits set forth in subsection (H) hereof and to submit certificates evidencing such coverage to Landlord prior to the commencement of such work; and (7) to save Landlord harmless and indemnified from all injury, loss, claims or damage to any person or property occasioned by or growing out of any such work.


     (E) IMPROPER USE OF LEASED PREMISES. Not to overload or deface the Leased Premises or Building, nor permit any use, alteration or repair contrary to law or lawful ordinance, by-law, regulation or order of public authority. Not to injure, overload, deface or otherwise harm the Leased Premises; nor to commit any nuisance; nor to permit the emission of any objectionable noise or odor and not to make or permit any use of the Leased Premises which is improper, offensive or contrary to any law, ordinance, by-law or governmental regulation or which will invalidate any of Landlord's insurance or any other insurance on the Leased Premises.


     (F) HAZARDOUS MATERIALS.

     (1) Not to introduce on or transfer to the Leased Premises or Property, any hazardous materials (as hereinafter defined); nor to dump, flush or otherwise dispose of any hazardous materials into the drainage, sewage or waste disposal systems serving the Leased Premises or Property; nor to generate, store, use, release, spill or dispose of any hazardous materials in or on the Leased Premises or the Property, or to transfer any hazardous materials from the Leased Premises to any other location; and not to commit or suffer to be committed in or on the Leased Premises or Property any act which would require any reporting or filing of any notice with any governmental agency pursuant to any statutes, laws, codes, ordinances, rules or regulations, present or future, applicable to the Property or to hazardous materials (hereinafter collectively called "Environmental Laws").

     (2) Tenant agrees that if it or anyone claiming under it shall generate, store, release, spill, dispose of or transfer to the Leased Premises or Property any hazardous materials, it shall forthwith remove the same, at its sole cost and expense in the manner provided by all applicable Environmental Laws, regardless of when such hazardous materials shall be discovered. Furthermore, Tenant shall pay any fines, penalties or other assessments imposed by any governmental agency with respect to any such hazardous materials, and shall forthwith repair and restore any portion of the Leased Premises or Property which it shall disturb in so removing any such hazardous materials to the condition which existed prior to Tenant's disturbance thereof.

     (3) Tenant agrees to deliver promptly to Landlord any notices, orders or similar documents received by Tenant from any governmental agency or official concerning any violation of any Environmental Laws or with respect to any hazardous materials affecting the Leased Premises or Property.

     (4) For purposes of this Lease, the term "hazardous materials" shall mean and include any oils, petroleum products, asbestos and any other toxic or hazardous wastes, materials and such substances which are defined, determined or identified as such in any Environmental Laws, or in any judicial or administrative interpretations of Environmental Laws.

     (5) The obligations of Tenant contained in this Section 9(F) shall survive the expiration or termination of this Lease; provided, however, Tenant shall have no obligations for violation of any Environmental Laws or with respect to hazardous materials affecting the Leased Premises or Property except as specifically provided in this Lease.


     (G) INJURY OR DAMAGE; INDEMNIFICATION. To assume exclusive control of the Leased Premises, and all tort liabilities incident to the control, use or leasing thereof; to pay, protect, indemnify and save harmless, to the extent permitted by law, Landlord, and any partner, employee or beneficiary of Landlord, holders of mortgages on the Property and any other party having an interest in the Property from and against any and all liabilities, costs, expenses, causes of action, injuries, accidents, injunctions, losses, claims, damages, suits, actions, demands, judgments, fines or penalties of any nature (including court costs and reasonable attorney's fees), asserted by or on behalf of any person, party or governmental authority whatsoever on account of injury, death, damage or loss to person or property in or upon the Leased Premises, the Property or any area adjacent to or in proximity to the Leased Premises or the Property, arising out of any act, negligence or omission of Tenant, or arising as a result of any use or occupancy of, or travel over or upon the Leased Premises, the Property or any area adjacent to or in proximity to the Leased Premises or Property, by Tenant or by any person claiming by, through or under Tenant (including, without limitation, all patrons, guests, employees, agents, contractors, invitees, and customers of Tenant), or arising out of any delivery to or service supplied to or for the benefit of Tenant or the Leased Premises, or on account of or based upon anything whatsoever done on the Leased Premises, the Property, or any area adjacent to or in proximity to the Leased Premises or the Property, by Tenant or by any person claiming by, through or under Tenant, except if the same was caused by the negligence or willful misconduct of Landlord, its agents or employees; and, if required by law, to keep all of Tenant's employees working in or about the Leased Premises or the Property covered by workers' compensation insurance and to deliver certificates evidencing said coverage to Landlord. In respect to all of the foregoing, Tenant shall indemnify Landlord from and against all costs, expenses (including reasonable attorneys' fees) and liabilities incurred in or in connection with any such claim, action or proceeding brought thereon, including, without limitation, any such claims or liabilities as may arise in connection with violation or enforcement of any of the provisions of Section 9(F) hereof; and in case of any action or proceeding brought against Landlord by reason of any such claims, Tenant, upon notice from Landlord and at Tenant's expense, shall resist or defend such action or proceeding and employ counsel therefor reasonably satisfactory to Landlord. The covenants of this Section 9(G) shall survive the termination of the Term. In addition to the foregoing, Landlord may make all repairs and replacements to the Building resulting from acts or omissions of Tenant's employees, agents, independent contractors or invitees (including damage and breakage occurring when Tenant's property is being moved into or out of the Building) and Landlord may recover all costs and expenses thereof from Tenant on demand as additional rent.


     (H) INSURANCE REQUIREMENTS. To carry and maintain, throughout the Term hereof, at its own cost and expense, public liability insurance covering the Leased Premises (and the Property and any area adjacent to or in proximity to the Leased Premises or the Property, insofar as used by any customers, employees or invitees of Tenant), naming Tenant as the insured party and Landlord (and such others, including mortgagees of the Property, as are in privity of estate with Landlord, as set out in a notice from time to time) as an additional insured party, in such companies as are reasonably satisfactory to the Landlord, in amounts not less than $1,000,000 for bodily injury per occurrence and $5,000,000 aggregate, and an amount of not less than $l00,000 for damage to property. All such policies shall be obtained from responsible companies qualified to do business in Massachusetts and in good standing therein and shall be in a form and from a company approved by Landlord. Each such policy shall be non-cancelable and shall not be materially changed with respect to the interests of Landlord, mortgagees of the Property and others that are in privity of estate with Landlord (as to which Landlord provides notice to Tenant from time to time) by either the insured or the carrier without at least twenty (20) days' prior written notice to Landlord. In the event provision for any such insurance is to be by a blanket insurance policy, the policy shall allocate a specific and sufficient amount of coverage to the Leased Premises. Certificates evidencing such insurance coverages shall be delivered to Landlord prior to commencement of the Term, and at least thirty (30) days prior to the expiration of any such certificates.


     (I) PROPERTY OF TENANT. That any and all of the furnishings, fixtures, equipment, effects and property of every kind, nature and description of Tenant and all persons claiming by, through or under Tenant which, during the continuance of this Lease or any occupancy of the Leased Premises by Tenant or anyone claiming under Tenant, that may be in or on the Leased Premises, Building or Property, shall be at the sole risk of Tenant or those claiming by, through or under Tenant, and in no case whatsoever shall Landlord (or those having estate in the Leased Premises) be liable to Tenant, or any other person, for any injury, death, loss or damage to any person or property on the Property or in the Building or the Leased Premises, except if same was caused by the negligence or willful misconduct of Landlord, its agents or employees. The parties acknowledge that loss or damage to property may result from acts of cleaning personnel and employees of other contractors or subcontractors working in and around the Building and that Tenant shall bear the risk and cost thereof unless Landlord has been negligent in the selection of such persons.


     (J) ASSIGNMENT AND SUBLETTING.

     (1) Not to assign, mortgage, pledge or encumber this Lease, nor to sublet (which term shall be deemed to include the granting of concessions and licenses and the like) any part of the Leased Premises, or advertise the Premises for assignment or sublet, or suffer or permit this Lease or the leasehold estate hereby created or any other rights arising under this Lease to be assigned, transferred, mortgaged, pledged, hypothecated or encumbered, in whole or in part, whether voluntarily, involuntarily or by operation of law, or permit the use or occupancy of all or any portion of the Leased Premises by anyone other then Tenant without, on each occasion, obtaining the prior written consent of Landlord. (As used herein, the term "assign" or "assignment" shall be deemed to include any change in control of Tenant or transfer of Tenant's interest in the Lease by operation of law, the merger or consolidation of Tenant with or into any other firm, entity or corporation, or the transfer or sale of a controlling interest in Tenant, whether by sale of its capital stock, beneficial or partnership interest or otherwise. For purposes hereof, control shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the applicable person or entity, whether through the ownership of voting securities, partnership or beneficial interests, by contract or otherwise.) The consent by Landlord to any such assignment or subletting shall not constitute a waiver for the necessity to obtain such consent with respect to any subsequent assignment or subletting. In the event of any assignment or subletting by Tenant, Landlord may, at any time and from time to time, collect rent and other charges from the assignee or subtenant, and apply the net amount collected against all rents and other charges due hereunder; but no such assignment, subletting or collection shall be deemed an acceptance of the assignee or subtenant as a lessee, or a release of Tenant from the further performance by Tenant of all lessee covenants herein contained, and Tenant shall remain liable for the payment of any and all rents and other payments and charges which may become due hereunder and for the performance of all other covenants, agreements and conditions on the part of Tenant to be performed hereunder. No such assignment or subletting shall be valid or effective unless or until, at Landlord's election, the assignee or subtenant, respectively, shall covenant in writing with Landlord, to the satisfaction of Landlord, to be bound directly to Landlord for the performance of all Tenant covenants herein contained. Any subletting, assignment or other transfer of Tenant's interest in this Lease in contravention of any of the provisions of this Section 9(J) shall be voidable at Landlord's option.

     (2) Notwithstanding anything to the contrary set forth in Section 9(J)(1) hereof, provided that Tenant shall first have offered, in writing, either to terminate (this Lease or to suspend this Lease for the period and with respect to the space involved in the proposed assignment or subletting, as the case may be, and Landlord shall not, within thirty (30) days from receipt of such offer, have accepted such offer in writing, Landlord agrees not to unreasonably withhold its consent to a subletting of a portion of the Leased Premises by Tenant to a person, firm or corporation which, in Landlord's reasonable opinion, is (a) financially responsible and of good reputation, and (b) is engaged in a business, the functional aspects of which, with respect to the Leased Premises, are substantially similar to the use of premises made by Tenant in the Building.


     (3) In the event of any subletting or assignment hereunder, Tenant shall pay to Landlord, at the same time and in the same manner that it makes monthly payments of Minimum Annual Rent due under this Lease, fifty percent (50%) of the Excess Rent, as hereinafter defined, that Tenant receives from any assignee of this Lease or from any subtenant of the Leased Premises, as the case may be "Excess Rent" shall be the excess (if any) of the rent and all other amounts (including, without limitation, any consideration received by Tenant from any such assignee or subtenant as a commitment fee, inducement fee, bonus payment or the like) received by Tenant from any such assignee or subtenant over the sum of: (a) the amount of monthly payments of Minimum Annual Rent Tenant is required to pay to Landlord under this Lease, or in respect of the portion of the Leased Premises leased under any such sublease, as the case may be, plus (b) any Tenant's Tax which Tenant is required to pay under this Lease or on any such portion of the Leased Premises so subleased, as the case may be, and plus (c) any necessary reasonable brokerage costs and direct out-of-pocket costs for leasehold improvements incurred by Tenant in connection with such assignment or subletting, amortized in equal monthly installments over the number of years, or fraction thereof, remaining in the Lease Term.

     (4) Any sublease of all or any portion of the Leased Premises shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination of this Lease or reentry of dispossession of Tenant by Landlord under this Lease, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that neither Landlord nor any mortgagee of the Property, as holder of a mortgage or as Landlord under this Lease (if such mortgagee succeeds to that position), shall (a) be liable for any act or omission of Tenant under such sublease, (b) be subject to any credit, counterclaim, offset or defense which theretofore accrued to such subtenant against Tenant, or (c) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's rent, (d) be bound by any covenant of Tenant to undertake or complete any construction of the Leased Premises or any portion thereof, (e) be required to account for any security deposit of the subtenant other than any security deposit actually delivered to Landlord by Tenant, (f) be bound by any obligation to make any payment to such subtenant or to grant any credits, (g) be responsible for any monies owing by Landlord to the credit of Tenant, or (h) be required to remove any person occupying the Leased Premises or any part thereof; and such sublease shall provide that the subtenant thereunder shall, at the request of Landlord, execute a suitable instrument in confirmation of such agreement to attorn. The provisions of this paragraph shall not be deemed a waiver of the provisions set forth in Section 9(J)(1). Tenant shall pay all of Landlord's reasonable costs, including without limitation for attorney's fees, incurred by Landlord in connection with any subletting or assignment or proposed subletting or assignment by Tenant.


     (K) COMPLIANCE WITH LAWS. Not to permit anything to be done in or upon the Leased Premises or Property, or to bring or keep anything therein or thereon (including, without limitation, all furnishings, carpeting and wall coverings), except as now or hereafter permitted by applicable building, fire, health, sanitary or safety codes, ordinances or by-laws, or by any public authority (including, without limitation, the Waltham Fire Department or any fire insurance rating organization or other authority having jurisdiction of the Property); Tenant shall not use the Leased Premises in a manner which shall increase the premium for fire, casualty or extended coverage insurance on the Building or on property located therein over the premium in effect as of the Commencement Date; and Tenant shall, at Tenant's expense, carry contents and improvements and betterments property insurance at replacement cost and without deductible, containing standard extended coverage endorsements, so-called, insuring Tenant's property, fixtures and improvements within the Leased Premises. Tenant shall keep the Leased
Premises equipped with all safety appliances and permits required by law or ordinance or any order or regulation of any public authority, shall keep the Leased Premises equipped at all times with adequate fire extinguishers and other such equipment reasonably required by Landlord and, upon notice by Landlord, shall make all repairs, alterations, replacements, or additions so required. If, by use of the Leased Premises or by reason of failure of Tenant to comply with the provisions of this Section 9(K), the fire, casualty or extended coverage insurance rates effective on the Building shall be higher than such rates otherwise would have been, then Tenant shall, upon demand, reimburse Landlord, as additional rent hereunder, for that part of all such insurance premiums thereafter paid by Landlord which shall be charged because of such failure or use by Tenant (a schedule or "make up" of rates for the Building or Property issued by the Insurance Service Organization, or any other body making such insurance rates for the Property, being conclusive evidence of the facts therein stated and of the several items and charges in such insurance rates then applicable to the Property), and shall make such reimbursement upon the first day of the month following such outlay by Landlord; but if the use or occupancy of the Leased Premises by Tenant shall make void or voidable any such insurance coverage, at the option of the Landlord, this Lease may be terminated. That the Leased Premises are being used for the purposes authorized in this Lease shall not relieve Tenant from the foregoing duties, obligations and expenses.


     (L) ACCESS BY LANDLORD. To permit the Landlord and its agents or representatives to enter the Leased Premises or any part thereof at reasonable times and, except in the event of an emergency, upon reasonable prior notice, to
(a) inspect the Leased Premises, (b) exhibit the Leased Premises to prospective purchasers, lenders or tenants, (c) determine whether Tenant is complying with its obligations in this Lease, (d) post notices of nonresponsibility or similar notices, (e) to make improvements, and (f) make repairs which this lease requires Landlord to make, and to make repairs and replacements to preserve the Leased Premises and Building, and (g) at any time within six (6) months prior to the expiration of this Lease to affix to any part of the Leased Premises a notice for letting the Leased Premises and to keep the same so affixed. Tenant waives any claim on account of any injury or inconvenience to Tenant's business, interference with Tenant's business, loss of occupancy or quiet enjoyment of the Leased Premises, or any other loss occasioned by such entry. Landlord will have the right, by means which Landlord may deem proper, to open doors to the Leased Premises in an emergency in order to enter the Leased Premises. No entry to the Leased Premises by Landlord by any means will be deemed to be a forcible or unlawful entry into the Leased Premises or a detained of the Leased Premises or an eviction (actual or constructive) of Tenant from the Leased Premises, or any part of the Leased Premises, nor will any such entry entitle Tenant to damage or an abatement of rent or other charges which this Lease requires Tenant to pay.


     (M) RULES AND REGULATIONS. To comply with all reasonable rules and regulations (not in conflict with the provisions of this Lease) as Landlord may, from time to time, promulgate to regulate the conduct of all tenants using the Building and the Property, as if all such rules and regulations were set forth in this Lease at length. A set of such rules and regulations, as currently in effect, are attached hereto as Exhibit "C". Landlord shall, however, have the right to change such rules and regulations and to waive any one or more of them in the case of any one or more tenants. Such waiver as to one tenant shall not constitute a waiver as to any other tenant. Landlord shall not be responsible to Tenant or to Tenant's agents, employees, servants, licensees, invitees, or visitors for failure to enforce any such rules and regulations or for the nonobservance or violation of any such rules and regulations by any other tenant or by any other person.


     (N) CONDITION OF LEASED PREMISES. To maintain the Leased Premises neat and clean and in such repair, order and condition as the same are in on the Commencement Date or may be put in during the Term hereof, reasonable use and wear thereof and damage by fire or by unavoidable casualty only excepted; and to make as and when needed as a result of misuse by, or neglect or improper conduct of Tenant or Tenant's servants, employees, agents, invitees or licensees or otherwise, all repairs in and about the Leased Premises necessary to preserve them in such repair, order and condition, which repairs shall be in quality and class equal to the original work. (Landlord, upon prior notice to Tenant, may elect, at the expense of Tenant, to make any such repairs or to repair any damage or injury to the Building or the Leased Premises caused by moving property of Tenant in or out of the Building, or by installation or removal or furniture or other property, or by misuse by, or neglect or improper conduct of, Tenant or Tenant's servants, employees, agents, or licensees.) Tenant shall, on or before the expiration of the Term, remove Tenant's signs, goods, personal property, trade fixtures and equipment used in the conduct of Tenant's business not servicing or affixed to the Leased Premises, and will repair, prior to the expiration of the Term, any damages caused by such removal. Any property not so removed shall be deemed abandoned and may be removed and disposed of by Landlord, without risk to Landlord, in such manner as Landlord shall determine and Tenant shall pay Landlord the entire cost and expense incurred by it in effecting such removal and disposition and in making any incidental repairs and replacements to the Leased Premises and for use and occupancy during the period after the expiration of the Term and prior to its performance of its obligations under this Section 9(N).


     (O) MAINTENANCE OF LEASED PREMISES. To have performed by a reputable vendor previously approved by Landlord, preventive maintenance and all routine and ordinary repairs and replacements to any plumbing, heating, electrical, ventilating, air-conditioning, mechanical and life-safety systems installed by Tenant or Landlord in the Leased Premises such as are necessary to keep them in good operation and working order; to have performed all necessary maintenance and upkeep of (1) all sidewalks, driveways, roads and parking areas on the Property, including without limitation snow shoveling, snow plowing, sanding, cleaning, patching, crack sealing, resurfacing and restriping, and (2) all utilities, lighting and landscaping on the Property, so as to maintain same neat and clean, in good condition and repair, in accordance with applicable municipal, state and federal laws, rules, regulations, by-laws or ordinances and to the standards prescribed by Landlord and the Office Park from time to time; and to make as and when needed as a result of misuse by, or neglect or improper conduct of, Tenant or Tenant's servants, employees, agents, invitees or licensees or otherwise, all repairs in and about the Leased Premises necessary to preserve them in such repair, order and condition, which repairs shall be in quality and class equal to the original work. If Tenant shall be in default of its obligations set forth in this Section 9(O), Landlord may give written notice of such default and if Tenant fails to adequately remedy the default within fifteen (15) days of the date of such notice Landlord may, for and at the expense of Tenant, make any and all such repairs, or perform such maintenance and upkeep to the Leased Premises, Building and Property as herein provided, and to such equipment serving the Leased Premises. In the event of an emergency in which a delay would cause or threaten to cause further damage to the Leased Premises, the Building or Property, no such notice from Landlord shall be necessary prior to Landlord making such repairs or performing such maintenance or upkeep.


     (P) FINANCIAL INFORMATION. Tenant shall deliver to Landlord a copy of all of its Form 10Q and 10K Reports promptly after filing thereof with the Securities and Exchange Commission.

     Landlord shall have the right to enter the Leased Premises at all reasonable times, subject to Tenant's reasonable security regulations, to ascertain whether or not Tenant is in compliance with the lessee covenants and agreements contained in this Section 9 of the Lease.


     SECTION 10. WAIVER OF SUBROGATION. Landlord and Tenant mutually agree (insofar as and to the extent that such agreement may be effective without invalidating or making it impossible to secure insurance coverage obtainable from responsible insurance companies doing business in the Commonwealth of Massachusetts) that with respect to any loss or damage to property that is covered by insurance then being carried by Landlord or

Tenant, respectively, the party carrying such insurance and suffering such loss or damage releases the other of and from any and all claims with respect to such loss or damage; and they further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof, even though an extra premium may result therefrom. In the event that any extra premium is payable by Tenant as a result of this provision, Landlord shall not be liable for reimbursement to Tenant for such extra premium.


     SECTION 11. ALTERATIONS, INSTALLATIONS AND WORK DONE TO
     LEASED PREMISES.

     (A) OWNERSHIP OF PROPERTY. All repairs, alterations, additions and restorations required or permitted hereunder by Tenant or Landlord shall be done in a good and workmanlike manner and in compliance with all applicable laws and lawful ordinances, permits, by-laws, regulations and orders of governmental authority and insurers of the Property. All improvements, alterations and additions to the Leased Premises, and to fixtures and equipment serving it, made or installed at any time by either Landlord or Tenant, shall be part of the Building and the property of Landlord; but not signs, equipment, trade fixtures or the like installed by Tenant and used in Tenant's business (where such equipment, trade fixtures or the like neither service nor are affixed or secured to the Building), or any additions or equipment installed at Tenant's expense which Landlord has agreed in writing prior to installation may be removed by Tenant. At Tenant's option, Tenant may remove cabinetry installed in the Leased Premises upon the termination of this Lease provided Tenant shall repair at the time of such removal any damage to the Leased Premises or Building caused by same.


     (B) LIENS AND ENCUMBRANCES. Each party doing any construction or other work covenants to promptly pay for it, unless otherwise provided in this Lease, and to bond or discharge promptly any mechanics or other liens, claims or encumbrances arising from the same.


     SECTION 12. CASUALTY AND TAKING.

     (A) TAKING OR DAMAGE AFFECTING ENTIRE BUILDING. If the entire Building or Property shall be taken by any exercise of the right of eminent domain, or if the entire Building shall be destroyed by reason of damage from fire or other casualty, or by account of any public or quasi-public authority, then this Lease shall terminate as of the effective date of such taking or as of the effective date of such damage. If the Building shall be substantially damaged by reason of fire or other casualty, or by action of any public or quasi-public authority, then this Lease may be terminated by Landlord as of the date of such damage or action by written notice to Tenant within sixty (60) days of the date of such damage or action.

     (B) DESTRUCTION OF OR DAMAGE TO LEASED PREMISES. If the entire Leased Premises shall be damaged and rendered untenantable by reason of damage from fire or casualty, or if a portion thereof is so rendered untenantable that the entire undamaged portion is unsuitable for the continued conduct of Tenant's business, then this Lease may be terminated by either Landlord or Tenant, as of the date of such damage, by written notice to the other within sixty (60) days of the date of such damage; provided, however, Tenant may not so terminate this Lease, or any such termination shall not be effective, if Landlord, within sixty
(60) days of the date of damage, gives Tenant written notice of its intention to promptly and fully restore the Leased Premises for use and occupancy by Tenant. If the Lease is not so terminated, a just proportion of the rent due hereunder shall be abated according to the nature and extent of the damage from the date of such damage until the Leased Premises shall have been restored to proper condition for use and occupancy. If a portion of the Leased Premises is so damaged, but the remaining portion is suitable for the continued conduct of Tenant's business, then Tenant shall have no right to terminate this Lease, but a just proportion of the rents due hereunder shall be abated according to the nature and extent of the damage from the date of such damage until the damaged portion of the Leased Premises shall have been restored to proper condition for use and occupancy.

     (C) PARTIAL OR TEMPORARY TAKING OF LEASED PREMISES. If a portion, but not all of the Building or Property shall be taken by any exercise of the right of eminent domain, such partial taking shall be considered to be damage to a portion of the Leased Premises and treated in accordance with Subsection (B) hereof. If all of the Building or Property shall be so taken for temporary purposes, such temporary taking shall be treated in accordance with Subsection
(B) hereof if the taking lasts for three (3) months or less, and in accordance with Subsection (A) hereof if the taking lasts in excess of three (3) months.

     (D) CONDEMNATION AWARDS.   In the event of any taking, Landlord shall be
entitled to receive the entire award with respect to such taking, and Tenant hereby waives all rights relating to damages to the Building and the leasehold hereby created; provided, however, Tenant shall be entitled to and does not waive its rights with respect to any portion of any such award expressly allocated to Tenant by the taking authority with respect to Tenant's loss of fixtures, leasehold improvements, and relocation expenses.

     (E) RESTORATION OF LEASED PREMISES. In the event of damage to or a partial taking of the Property, Building or Leased Premises which does not result in a termination of this Lease as aforesaid, Landlord shall repair and restore the Leased Premises to the condition thereof prior to such damage or partial taking, subject to reduction in size caused by any partial taking. Such repair and restoration shall be commenced and completed by Landlord, as rapidly as is reasonably practicable, subject to reasonable delays which may arise by reason of adjustment of insurance, labor troubles, shortages of materials, or any other cause beyond Landlord's control. Landlord shall not be liable for any inconvenience or annoyance to Tenant, or for any injury to the business of Tenant, resulting from delays in repairing such damage. Upon commencement of such repair and restoration by Landlord, Tenant shall, at its expense, promptly commence repair and replacement of all trade fixtures, equipment, signs and other property installed in the Leased Premises by Tenant, or belonging to the Tenant, which may have been so damaged, taken or destroyed and shall, subject to causes beyond the control of Tenant, complete the same as rapidly as is reasonably practicable.


     SECTION 13. TENANT DEFAULT. (a) In the event any default by Tenant or any sublessee or assignee of Tenant's interest hereunder (collectively "Assignee") continues, in case of non-payment of Minimum Annual Rent, Prepaid Rent, additional rent or any other rents or charges herein required to be paid by Tenant, for more than ten (10) days after written notice thereof to Tenant from Landlord, or (b) in the event any other default of Tenant or any Assignee continues for more than twenty (20) days after written notice thereof to Tenant from Landlord (unless Tenant has, within said twenty (20) day period, commenced to cure such default and thereafter prosecutes the curing of such default to completion without interruption and with due diligence), or (c) if Tenant or any Assignee shall abandon all or any portion of the Leased Premises, which shall exclude the vacating of the Leased Premises by Tenant or any Assignee provided Tenant or such Assignee shall not be in default of its obligations hereunder, or (d) if Tenant or any Assignee or any Guarantor of Tenant's obligations hereunder ("Guarantor") executes an assignment for the benefit of creditors, trust mortgage or similar document, or (e) if Tenant or any Guarantor or Assignee files a petition for relief under any bankruptcy or insolvency law or code, or (f) if any petition for relief under any bankruptcy or insolvency law or code is filed against Tenant or any Assignee or any Guarantor and is not dismissed or discharged within sixty (60) days, or (g) if a custodian or similar agent is authorized or appointed to take charge of all or substantially all of the assets of Tenant or any Guarantor or Assignee, or (h) if Tenant's or any Assignee's interest in this Lease is taken on execution or other process of law in any action, or (i) if Tenant or any Assignee or any Guarantor dissolves or is dissolved or liquidates or adopts any plan or commences any proceeding, the result of which is intended to include dissolution or liquidation, or (j) if any order is entered in any proceeding by or against Tenant or any Assignee or any Guarantor decreeing or permitting the dissolution of Tenant or any Assignee or any Guarantor or the winding up of its affairs, or (k) if any action shall be commenced to collect upon or enforce any lien or attachment on the Leased Premises, any portion thereof or Landlord's interest therein, or (l) if any representation or warranty made herein or in any report, certificate, statement or other instrument furnished in connection with this Lease by Tenant shall prove to be materially false, then, in any such instance, Landlord may immediately or at any time thereafter (notwithstanding any license, consent or waiver of any former breach), and without demand or notice, in person or by agent or attorney, immediately or at any time thereafter enter into or upon the Leased Premises or any part thereof in the name of the whole and repossess the same as of its former estate, or terminate this Lease by written notice to Tenant and, in either event, expel Tenant and those claiming through or under Tenant (including any Assignee), and remove their effects (forcibly, if necessary), without being deemed guilty of any manner of trespass, without liability for any damages, and without prejudice to any remedy which otherwise might be available for arrears of rent or breach of covenant; and, upon entry or notice as aforesaid this Lease shall terminate and Landlord, in addition to all other remedies which it may have at law or in equity, shall have the remedies provided in Section 14 hereof; provided, however, in the event that under applicable bankruptcy law any trustee in bankruptcy has the right to affirm this Lease and to continue to perform the obligations of Tenant hereunder, such trustee or Tenant shall, in such time period as may be permitted by the bankruptcy court having jurisdiction, cure all defaults of Tenant hereunder outstanding as of the date of the affirmance of this Lease and provide to Landlord such adequate assurances as may be necessary to ensure Landlord of the continued performance of Tenant's obligations under this Lease.

     Tenant hereby waives and surrenders all rights and privileges which it might have under or by reason of any present or future law to redeem the Premises, or to have continuance of this Lease for the Term hereby leased, after being dispossessed or ejected therefrom by process of law or under the terms of this Lease, or after the termination of this Lease, as herein provided. Tenant further agrees that it shall not interpose any counterclaim or set-off in any summary proceeding or in any action based in whole or in part on non-payment of rent.


     SECTION 14. LANDLORD'S REMEDIES.

     (A) RENTS AND OTHER CHARGES. If this Lease shall be terminated as provided in Section 13 hereof, Tenant shall pay the Minimum Annual Rent, Tenant's Tax, and all additional rent and other charges payable hereunder up to the time of such termination; and thereafter, Tenant, until the end of what would have been the Term of this Lease in the absence of such termination, and whether or not the Leased Premises shall have been re-let, shall be liable for and shall pay to Landlord, as current damages, the Minimum Annual Rent, Tenant's Tax, and all additional rent and other charges which would have been payable hereunder for the remainder of the Term of this Lease if such termination had not occurred, less the net proceeds if any, of re-letting of the Leased Premises, after deducting all expenses incurred by Landlord in connection with such re-letting (including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, alteration costs and expenses of preparation for such re-letting). Tenant shall pay such current damages to Landlord monthly on the days on which the Minimum Monthly Rent Installments would have been payable hereunder if this Lease had not been terminated.

     (B) LIQUIDATED DAMAGES. At any time after such termination, whether or not Landlord shall have collected any such current damages payable under any of the foregoing provisions of this Section 14, Landlord may elect to recover, and Tenant shall forthwith pay, as liquidated final damages in lieu of all such current damages beyond the date of such election, either (1) an amount equal to the excess, if any, of the Minimum Annual Rent, Tenant's Tax, additional rent and other charges as hereinbefore provided which would be payable hereunder from the date of such election (assuming that, for the purposes of this subsection
(B), annual payments by Tenant on account of Tenant's Tax would be the same as payments required for the immediately preceding twelve calendar months, or if less than twelve calendar months have expired since the Commencement Date, the payments required for such lesser period projected to an annual amount) for what would be the then unexpired Term of this Lease if the same remained in effect, over the then fair net rental value of the Leased Premises of the same period or
(2) an amount equal to the lesser of (a) the Minimum Annual Rent, Tenant's Tax, additional rent and other charges that would have been payable for the balance of the Term of this Lease had it not been terminated or (b) the aggregate of the Minimum Annual Rent, Tenant's Tax, additional rent and other charges accrued in the twelve (12) months ended next prior to such termination without reduction for any free rent or other concession or abatement (plus, in either case under (a) or (b), the amount of Minimum Annual Rent, and amounts for Tenant's Tax and additional rents of any kind accrued and unpaid at the time of termination of this Lease). In the event this Lease is so terminated prior to the expiration of the first full year of the Term of this Lease, the liquidated damages which Landlord may elect to recover pursuant to clause (2) (b) of this subsection (B) shall be calculated as if such termination had occurred on the first anniversary of the Commencement Date. Landlord agrees that any lump sum payment which it may elect pursuant to this Section 14(B) shall be reduced to present value, as reasonably determined by Landlord. Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove for and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater than, equal to, or less than the amount of the loss or damages referred to above.

     (C) LANDLORD'S ADDITIONAL COSTS. In addition to the foregoing, Tenant also agrees (1) to indemnify and save Landlord harmless from and against all reasonable expenses and attorneys' fees which Landlord may incur in connection with such termination and the cost of putting the Leased Premises in good order or preparing the same for re-rental, and (2) that Landlord may re-let the Leased Premises, or any portion thereof, for a period which may, at Landlord's option, be less than or exceed the period which would otherwise have constituted the balance of the Term, and may grant concessions or free rent. Any suit brought to collect the amount of deficiency for any month shall not prejudice in any way the right of Landlord to collect the deficiency for any subsequent month by a similar proceeding. Landlord may make such alterations, repairs, replacements and decorations to the Leased Premises as Landlord, in Landlord's reasonable judgment, considers advisable and necessary for the purpose of re-letting the Leased Premises. Landlord shall use reasonable efforts to so re-let the Leased Premises but shall not, in any event, be liable for failure to re-let the Leased Premises, or, if the Leased Premises are re-let, for failure to collect the rent due under such re-letting; for purposes hereof, it is agreed that the listing of the Leased Premises, for rental, with a reputable broker involved in leasing of property within the Waltham-Route 128 area shall be a discharge of Landlord's obligation hereunder to use reasonable efforts to re-let the Leased Premises.

     (D) LANDLORD'S EXPENSES IN CURING TENANT'S DEFAULTS. In the event of any default by Tenant hereunder, Tenant will reimburse Landlord for all expenses and reasonable attorneys' fees incurred by Landlord in collecting any amount due from Tenant, curing any default of Tenant or in obtaining possession of, or in re-letting, the Leased Premises; and Tenant shall pay all reasonable attorneys' fees and expenses arising out of any litigation in which Landlord shall become involved by reason of any default, act or failure to act, or negligence of Tenant or anyone acting under Tenant. Tenant shall immediately reimburse Landlord for any expense that such cure might be effected by Landlord following the expiration or earlier termination of this Lease). Tenant further agrees that if, on termination of this Lease by expiration or otherwise, Tenant shall fail to remove any of its property from the Leased Premises, Landlord shall be authorized, at its sole option, and in Tenant's name and on its behalf, upon 10 days' prior notice, either (1) to cause such property to be removed and placed in storage for the account of and at the risk and expense of Tenant, (without liability for loss or damage to such property), or (2) to sell such property at public or private sale, and to apply the proceeds thereof, after the payment of all expenses of removal, storage and sale, to the indebtedness, if any, of Tenant to Landlord, the surplus, if any, to be paid to Tenant.

     (E) NO SURRENDER OF LEASED PREMISES. No act or thing done by Landlord during the Term hereof shall be deemed an acceptance or a surrender of the Leased Premises and no agreement to accept such surrender shall be valid, unless in writing signed by Landlord. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of the Lease or a surrender of the Leased Premises.


     SECTION 15. CUMULATIVE REMEDIES. Any and all rights and remedies which Landlord may have under this Lease, and at law and in equity (including, without limitation, actions at law for direct, indirect, special and consequential damages), for Tenant's failure to comply with its obligations under this Lease shall be cumulative and shall not be deemed inconsistent with each other, and any two or more of all such rights and remedies may be exercised at the same time insofar as permitted by law.


     SECTION 16. INTEREST DUE ON TENANT DEFAULTS. If Tenant fails to pay the full amount of the Minimum Annual Rent, Prepaid Rent, or any additional rent, or to make any other payment required after any applicable grace period, or to perform any act required of Tenant hereunder after any applicable grace period, Landlord shall have the right to collect the amount of such overdue payment or to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to comply with any of its obligations under this Lease and to collect from Tenant interest at the rate of one and one-half percent (1 1/2%) per month, computed on the amount of such payment or the cost of such performance on behalf of Tenant, from the due date of such payment or the date of such performance to the date payment is made by Tenant.


     SECTION 17. HOLDOVER. If the Tenant remains in the Leased Premises beyond the expiration of this Lease, such holding over shall be without right and shall not be deemed to create any tenancy, but the Tenant shall be a tenant at sufferance only and shall pay during such period of holdover, when and as billed therefor by Landlord, as an occupancy charge (but not as rent), an amount pro rated on a daily basis equal to two (2) times the Minimum Annual Rent due from Tenant as of the expiration of the Term, plus any charges for additional rent hereunder, and Tenant's Tax due for such period of holdover.

     SECTION 18. SUBORDINATION OF LEASE; RIGHTS OF MORTGAGE HOLDERS. Tenant will, upon request of Landlord, subordinate this Lease and the lien hereof to the lien of any present or future mortgage, ground lease, operating agreement or the like (collectively hereinafter called the "Mortgages"), affecting the Property, or any part thereof, irrespective of the time of execution or time of recording of any such Mortgages. Tenant agrees that it will, upon request of Landlord, execute, acknowledge and deliver any and all instruments deemed necessary or desirable by Landlord to give effect to, or notice of, such subordination, provided only that the holders of any such Mortgages shall enter into an agreement with Tenant (in the standard form of such agreement utilized by any such holder) which provides that such holders will not disturb the possession and other rights of Tenant and that such holders will accept Tenant as a lessee of the Leased Premises under the terms and conditions of this Lease in the event of acquisition of title to the Property through foreclosure proceedings, or otherwise, so long as Tenant performs its obligations hereunder, agrees to recognize the holders of such Mortgages as the Landlord in such event, and agrees to attorn to such holders; such agreement shall be expressly binding upon the successors and assigns of Tenant and on the holders of any such Mortgages and upon anyone purchasing the Property at a foreclosure sale. Tenant and Landlord agree to execute, acknowledge and deliver any appropriate instruments necessary to carry out the agreements contained in this Section 18. Tenant agrees that if it shall fail at any time to execute, acknowledge and deliver any such instrument within fifteen (15) days after request by Landlord, then Landlord may, in addition to any other remedy available to Landlord, execute, acknowledge and deliver such instrument as Tenant's attorney-in-fact and in Tenant's name; and Tenant hereby makes, constitutes and irrevocably appoints Landlord as its attorney-in-fact, coupled with an interest, for that purpose. In the event of any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, which is conditional in nature or otherwise, which assignment is made to the holder of a Mortgage, Tenant agrees that the execution thereof by Landlord and the acceptance thereof by the holder of such Mortgage shall not be treated as an assumption by such holder of any of the obligations of Landlord hereunder unless such holder shall, by notice sent to Tenant, specifically otherwise elect. Until the holder of a Mortgage shall enter and take possession of the Leased Premises for the purpose of foreclosure, such holder shall have only such rights of Landlord as are necessary to preserve the integrity of this Lease as security. Upon entry and taking possession of the Leased Premises for the purpose of foreclosure, such holder shall have all the rights of Landlord. No such holder of a Mortgage shall be liable either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall enter and take possession of the Leased Premises for the purpose of foreclosure. If the holder of any Mortgage shall require any modification(s) to this Lease, Tenant shall, at Landlord's request, promptly execute and deliver to Landlord such instruments effecting such modification(s), provided that such modification(s) do not adversely affect in any material respect any of Tenant's rights under this Lease.


     SECTION 19. COVENANT OF QUIET ENJOYMENT; LANDLORD'S RIGHT TO MAKE ALTERATIONS OR IMPROVEMENTS TO THE PROPERTY. Tenant, on payment of the rents and other charges payable hereunder, and upon performance of the covenants of this Lease on its part to be performed, shall and may peaceably and quietly have, hold and enjoy the Leased Premises for the Term of this Lease without any manner of hindrance or molestation from Landlord or anyone claiming under Landlord, subject, however, to the terms of this Lease; provided, however, Landlord may at any time and from time to time, without the same constituting a breach of Landlord's covenant of quiet enjoyment or an actual or constructive eviction, and without incurring any liability to Tenant or otherwise affecting any of Tenant's obligations under this Lease, install, use, maintain, repair, replace and relocate for service to the Leased Premises and other parts of the Building, pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Leased Premises or Building, or to make such changes, alterations, additions, improvements, repairs or replacements in or to the interior and exterior of the Building (including the Leased Premises) and the fixtures and equipment thereof, and in or to the Property (including, without limitation, landscaping, the construction of additional structures, signs and buildings, the relocation of access roads situated within the Property and the redesign, relocation or temporary closing of common facilities serving the Building and Property), as Landlord may deem necessary or desirable in order to perform Landlord's obligations hereunder; provided further, however, that there be no unreasonable interference (except in emergencies) with the conduct of Tenant's business or obstruction of access to the Leased Premises by Tenant. Landlord shall endeavor to give Tenant reasonable prior notice, except in the event of an emergency, prior to taking any actions herein permitted. In connection with any of the foregoing work by Landlord on the Property, Landlord shall repair any damage caused to Tenant's property or the Leased Premises by reason of Landlord's negligence in performing same. Nothing contained in this Section 19 shall be deemed to relieve Tenant of any duty, obligation or liability with respect to making any repair, replacement or improvement or complying with any law, order or requirement of any governmental or other authority. Landlord reserves the right, at any time, and from time to time, to change the name and address of the Building.


     SECTION 20. ESTOPPEL CERTIFICATES. Landlord and Tenant agree that at any time and from time to time, upon not less than ten (10) days prior written request by the other, each will execute, acknowledge and deliver to the requesting party a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same are in full force and effect as modified and stating the modifications), that to the knowledge of such party no uncured defaults exist hereunder (or if any defaults exist, specifying the same), and the dates to which the rent and other charges due hereunder have been paid in advance, if any, it being intended that any such statement delivered pursuant to this Section 20 may be relied upon by any mortgagee or prospective mortgagee or purchaser of the Property. Tenant acknowledges that the execution and delivery of such certificates in connection with a financing or sale in a prompt manner may constitute requirements of Landlord's financings and/or property dispositions, and Tenant shall indemnify Landlord against all damages (including consequential damages in the nature of increased costs or loss of any such transactions, and including attorneys' fees) directly or indirectly resulting from Tenant's failure to comply herewith (notwithstanding that any applicable grace or notice period under Section 13 may not have expired).


     SECTION 21. NOTICE OF LEASE. Tenant agrees that it will not record this Lease. Both parties shall, upon request of either, execute and deliver a notice of this Lease in such recordable form as may be permitted by applicable statute.


     SECTION 22. NOTICES AND APPROVALS. All notices, requests, demands, consents, elections, approvals, and other communications which may be or are required to be served or given hereunder (hereinafter collectively called "Notices") shall be in writing and may be delivered in hand or sent by first class registered or certified mail (return receipt requested), or by nationally recognized overnight courier, if to Landlord at Landlord's Address, with a copy by like manner to The Nelson Companies, Ltd., 100 Fifth Avenue, Waltham, MA 02154, Attention: Douglas G. Waybright, and if to Tenant, at Tenant's Address. Each party agrees upon request of the other to immediately acknowledge any such hand delivery. Either party may, by Notice given as aforesaid, change its address for all subsequent Notices, except that neither party may require Notices to it to be sent to more than two (2) addresses (exclusive of copies of Notices which may be required to be sent to Landlord's mortgagees). Notices shall be deemed given when mailed in the manner aforesaid provided they are received in due course.


     SECTION 23. BROKERAGE. Tenant warrants that it has had no dealings with any broker or agent in connection with this Lease except for any broker designated in Section 1(A) and covenants to pay, hold harmless and indemnify Landlord from and against any and all costs, expense or liability for any compensation, commissions and charges claimed by any broker or agent, other than such designated broker, with respect to this Lease or the negotiation thereof, arising from a breach of the foregoing warranty. Upon the execution of this Lease by Landlord, Landlord shall pay a brokerage commission in the aggregate amount of $60,688.00, to be paid fifty percent (50%) to Meredith and Grew and fifty percent (50%) to The Nelson Companies, Ltd.


     SECTION 24. NON-WAIVER PROVISION. No assent, express or implied, by either party to any breach of any agreement or condition herein contained on the part of the other to be performed or observed, and no waiver, express or implied , of any such agreement or condition, shall be deemed to be a waiver of or assent to any succeeding breach of the same or any other agreement or condition. The acceptance by Landlord of rent or other payment hereunder, or silence by Landlord as to any breach, shall not be construed as a waiver of any of the Landlord's rights hereunder unless such waiver shall be in writing. No payment by Tenant or acceptance by Landlord of a lesser amount with an endorsement or statement thereon, or in a writing accompanying such check, that said lesser amount is payment in full shall be deemed an accord and satisfaction, and the Landlord may accept such check without prejudice to recover the balance due or to pursue any other remedy.


     SECTION 25. INABILITY TO PERFORM-EXCULPATORY CLAUSE. Except as otherwise expressly provided herein, this Lease and the obligations of Tenant to pay rent hereunder and to perform all of the other covenants, agreements, terms, provisions and conditions hereunder on the part of Tenant to be performed shall in no way be affected, impaired or excused because Landlord is temporarily delayed in making any repairs or replacements by reason of strikes or labor troubles, conditions of supply and demand, or any other similar or dissimilar cause whatsoever beyond Landlord's control (including, but not limited to, governmental preemption in connection with a national emergency or by reason of any rule, order or regulation of any governmental agency), provided that in each such instance of inability of Landlord to perform, Landlord shall exercise reasonable diligence to eliminate the cause of such inability to perform or to secure alternate sources of supply.


     SECTION 26. LIMITATION OF LANDLORD'S LIABILITY. The term "Landlord", as used in this Lease, so far as covenants or obligations to be performed by Landlord are concerned, shall be limited to mean and include only the owner or owners at the time in question of the Building, and in the event of any transfer or transfers of title to the Building, the Landlord herein named (and in case of any subsequent transfers or conveyances, the then grantor) shall be automatically freed and relieved from and after the date of such transfer or conveyance of all liability as respects the performance of any covenants or obligations on the part of the Landlord contained in this Lease thereafter to be performed, it being intended hereby that the covenants and obligations contained in this Lease on the part of Landlord shall, subject as aforesaid, be binding on the Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership of the Building. Tenant and Tenant's successors and assigns agree they shall not assert nor seek to enforce any claim for breach of this Lease against any of Landlord's assets other than Landlord's interest in the Building and in the rents, issues and profits therefrom, and agree to look solely to such interest for the satisfaction of any liability of or claim against Landlord under this Lease, it being specifically agreed that in no event whatsoever shall Landlord (which term shall include, without limitation, any general partner, limited partner, officer, director, shareholder, employee, trustee, beneficiary, attorney or agent of Landlord) ever be personally liable for any such liability.


     SECTION 27. ENTIRE AGREEMENT. This Lease sets forth the entire agreement between the parties hereto and cannot be modified or amended except in writing duly executed by both parties hereto.


     SECTION 28. PARTIAL INVALIDITY. The invalidity of one or more of the provisions of this Lease shall not affect the remaining portions of this Lease; and, if any one or more of the provisions of this Lease should be declared invalid by final order, decree or judgment of a court of competent jurisdiction, this Lease shall be construed as if such invalid provisions had not been included in this Lease.


     SECTION 29. WAIVER OF JURY TRIAL. Landlord and Tenant waive trial by jury in any action, proceeding or counterclaim brought by either of them against the other on all matters arising out of this Lease or the use and occupancy of the Leased Premises (except claims for personal injury or property damage). If Landlord commences any summary proceeding for nonpayment of rent, or possession of the Leased Premises, Tenant will not interpose (and waives the right to interpose) any counterclaim in any such proceeding.


     SECTION 30. TENANT AS BUSINESS ENTITY. If Tenant is a business entity, then the person or persons executing this Lease on behalf of Tenant warrant and represent in their corporate capacities that (a) Tenant is duly organized, validly existing and in good standing under the laws of the jurisdiction in which such entity was organized and, if a foreign corporation, has qualified to do business in the Commonwealth of Massachusetts; (b) Tenant has the authority to own its property and to carry on its business as contemplated under this Lease; (c) Tenant is in compliance with all laws and orders of public authorities applicable to Tenant; (d) Tenant has duly executed and delivered this Lease; (e) the execution, delivery and performance by Tenant of this Lease
(i) are within the powers of Tenant, (ii) have been duly authorized by all requisite action, (iii) will not violate any provisions of law or any order of any court or agency of government, or any agreement or other instrument to which Tenant is a party or by which it or any of its property is bound, or (iv) will not result in the imposition of any lien or charge on any of Tenant's property, except by the provisions of this Lease; and (f) the Lease is a valid and binding obligation of Tenant in accordance with its terms. Tenant, if a business entity, agrees that any breach of the foregoing warranty and representation shall, at Landlord's election, be a default under this Lease for which there shall be no cure. This warranty and representation shall survive the termination of the Term.


     SECTION 31. APPLICABLE LAW AND CONSTRUCTION; EXECUTION. This Lease shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts and, if any provision of this Lease shall to any extent be invalid, the remainder of this Lease shall not be affected thereby. There are no oral or written agreements between

Landlord and Tenant affecting this Lease. This Lease may be executed in one or more counterparts, all of which are identical, any one of which is to be deemed to be complete in itself and may be introduced in evidence or used for any purpose. The headnotes throughout this Lease are for convenience or reference only, and shall in no way be held or deemed to define, limit, explain, describe, modify or add to the interpretation, construction or meaning of any provision of this Lease. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Leased Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. If two or more persons are named as Tenant herein, each of such persons shall be jointly and severally liable for the obligations of the Tenant hereunder, and Landlord may proceed against any one without first having commenced proceedings against any other of them. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both an independent covenant and a condition. Any reference herein to successors and assigns of Tenant is not intended to constitute a consent to any assignment of this Lease by Tenant. Except as otherwise set forth in this Lease, any obligations of Tenant (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Landlord), shall survive the expiration or earlier termination of this Lease.


     WITNESS the execution hereof as a sealed instrument as of the date first above written.
                    LANDLORD:

                    PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


                    By:  /s/ John N. Urban
                         --------------------------------------------------


                    Its  Assistant Director Commercial Real Estate/Equities
                         --------------------------------------------------


                    By:  /s/ Ronald B. Franklin
                         --------------------------------------------------


                    Its  Director Commercial Real Estate Loan Administrator
                         --------------------------------------------------


                    TENANT:

                    INTERLEAF, INC.


                    By:  /s/ G. Gordon M. Lange
                         --------------------------------------------------


                    Its  Executive Vice President & Chief Financial Officer
                         --------------------------------------------------


     IF TENANT IS A CORPORATION, TRUST, OR LIMITED PARTNERSHIP, A SECRETARY'S, CLERK'S, TRUSTEE'S OR GENERAL PARTNER'S CERTIFICATE OF THE AUTHORITY AND THE INCUMBENCY OF THE PERSON SIGNING ON BEHALF OF TENANT SHALL BE ATTACHED.

INTERLEAF.624thlease
7/19/95

                                   EXHIBIT "A"

                                 LEASED PREMISES

                                 INTERLEAF, INC.



                      Floor plan drawing of leased premises
                        at 62 Fourth Avenue, Waltham, MA

                                   EXHIBIT "B"

                            Plan Showing Parking Area
                           LEASE WITH INTERLEAF, INC.



                        Plan showing building and parking
                           area of leased premises at
                         62 Fourth Avenue, Waltham, MA.

                                                                     Page 1 of 3
                                   EXHIBIT "C"

                              RULES AND REGULATIONS

                           LEASE WITH INTERLEAF, INC.

     The following rules and regulations have been established for the safety, comfort and general well-being of the tenants of Landlord at the Office Park as well as for the neat, orderly and attractive appearance and maintenance of all the buildings owned by Landlord at the Office Park. They are not intended to modify or vary the terms of your lease.

     1. GENERAL USE OF BUILDING AND PREMISES

     a) Tenant shall not place, store or keep any property adjacent to the Building or upon the adjacent sidewalks or walkways, or in the elevators, vestibules, stairways, corridors, or halls (except as may be necessary for brief periods during deliveries); nor shall Tenant use any such areas for any purpose other than ingress or egress to and from the Leased Premises.

     b) No vehicles or animals (other than seeing eye dogs) of any kind shall be brought into the Leased Premises.

     c) The Leased Premises shall not be used for lodging or sleeping or for any offensive use or purpose.

     2.  CONSTRUCTION AND REPAIRS

     a) Tenants shall direct all requests for any work in or about the Leased Premises to Landlord's representative. Landlord's employees shall not perform any work or do anything outside their regular duties except upon special instruction from the Landlord's representative.

     b) The following rules and regulations have been adopted to govern the performance of all construction or repair work in the Leased Premises, including decoration and installation of fixtures and equipment. These rules and regulations cover not only the actual work, but also cover visits to the Leased Premises by Tenant's decorators, manufacturers and installers of equipment and fixtures. The purpose of these rules is to minimize the risk of injury to persons or damage to the Building and to avoid conflicts with Landlord's construction schedules and other scheduled work:

     (1) All persons will be required to comply with all posted safety regulations, including those established by the Landlord or any contractor of Landlord such as, but not limited to, wearing protective clothing.




                                                INITIALS:
                                                Landlord        Tenant

                                                /s/
                                                -------         ------

                                                                     EXHIBIT "C"
                                                                     Page 2 of 3

     (2) Except when accompanied by a representative of Landlord or a contractor of Landlord, all persons desiring to visit the Leased Premises must first secure permission through Landlord or Landlord's contractor or other representative. (This rule does not apply to visits in respect of which prior arrangements have been made for access by Tenant or prospective tenants.)

     (3) At least 72 hours before the commencement of any work on the Leased Premises, including the installation of any equipment or fixtures, Tenant shall inform Landlord's representative of the place where the work is to be performed and the date of commencement and the nature of the work to be done, the name of the contractor or other party to perform such work and the name of the individual who will supervise the performance of the work and, if requested by Landlord's representative, shall cause the contractor or other party doing such work to furnish certificates of such insurance coverage in connection with the performance of such work as Landlord may reasonably require. In any case in which Landlord shall require proof of insurance coverage, the work shall not be commenced until such certificates shall have been furnished.


     3. SIGNS AND DRAPES

     a) Any signs, lettering or the like installed or erected on the Leased Premises or Building without Landlord's prior written consent (which consent, as to interior signs, shall not be unreasonably withheld) may, without notice to Tenant, be removed by Landlord at Tenant's expense and without any liability to Landlord.

     b) In order to preserve the unified and pleasant appearance of the Building, Tenant shall not hang or attach any shades, blinds, screens, draperies or other window accessories of any kind which may be visible from the exterior of the Building without Landlord's prior written approval.


     4. BUILDING UTILITY SYSTEMS

     a) The water and wash closets and other plumbing fixtures shall be used only for the purposes for which they were designed and constructed and for no other use or purposes, except as otherwise specifically permitted by Landlord; and no sweepings, rubbish, rags, acid, harmful or damaging substances shall be deposited therein.


     5. DELIVERIES, PARKING, MISCELLANEOUS

     a) Tenant shall require all hand trucks used for deliveries within the Building made to the Leased Premises to be equipped with rubber tires and bumpers.

     b) The receiving areas for the Building, as designated from time to time by Landlord, are to be used only for deliveries and unloading of merchandise.

                                                INITIALS:
                                                Landlord        Tenant

                                                /s/
                                                --------         ------

                                                                     EXHIBIT "C"
                                                                     Page 3 of 3


     c) Any "No Parking" signs on the Property shall be strictly observed; offenders may be towed without notice and at their expense.

     d) Upon termination of the Lease or occupancy of the Leased Premises, Tenant shall turn over to the Landlord all keys to the Leased Premises and to all rooms therein.

     e) Tenant will be responsible for the cost of removal and disposal of unusually large or heavy loads of rubbish such as obsolete files, wooden packing cases and the like.








                                                INITIALS:
                                                Landlord        Tenant

                                                /s/
                                                -------         ------

                                   EXHIBIT "D"

                       TENANT IMPROVEMENT ESCROW AGREEMENT

                           LEASE WITH INTERLEAF, INC.
     Escrow Agreement made this ___ day of July 1995, by and between Principal Mutual Life Insurance Company, an Iowa corporation, (the "Landlord"), Interleaf, Inc., a Massachusetts corporation (the "Tenant"), and Lawyers Title Insurance Corporation, a Virginia corporation (the "Escrow Agent").

                                   WITNESSETH:

     WHEREAS, Landlord and Tenant have entered into a Lease of even date herewith (the "Lease") for the entire building at 62 Fourth Avenue, Waltham, Massachusetts 02154 (the "Leased Premises"); and

     WHEREAS, Tenant has agreed to construct tenant improvements in the Leased Premises in accordance with plans and specifications previously approved by Landlord and attached hereto as Exhibit "E" (or referenced therein) (the "Tenant Improvements"); and

     WHEREAS, in partial consideration of Tenant's execution and delivery of the Lease, Landlord has agreed to initially fund an aggregate of $100,000 in cash (the "Landlord's Fund") of Tenant's costs for construction of the Tenant Improvements; and

     WHEREAS, Tenant has agreed to deposit $350,000 in cash (the "Tenant's Fund") in escrow upon Tenant's execution of the Lease to be used for payment of construction of the Tenant Improvements.

     NOW, THEREFORE, in consideration of these presents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

     1. At the time of execution of the Lease by Tenant, Tenant shall deliver the Tenant's Funds to the Escrow Agent to be deposited into a segregated interest bearing account at State Street Bank & Trust Company (the "Escrow Account").

     2. At the time of execution of the Lease by Landlord, Landlord shall deliver the Landlord's Funds to the Escrow Agent to be deposited into the Escrow Account.

     3. Not more than once each month, Tenant may request reimbursement from the Escrow Account for Tenant Improvements which have been completed to Landlord's reasonable satisfaction in accordance with Exhibit "E" to the Lease. Tenant shall furnish such documentation, including lien waivers, as Landlord shall reasonably request to substantiate such expenditures and completion of Tenant Improvements.


                                                  INITIALS:
                                                  Landlord        Tenant

                                                  /s/
                                                  -------         ------

                                                                     EXHIBIT "D"
                                                                     Page 2 of 3

     4. Landlord shall send a written letter of authorization to the Escrow Agent within ten (10) days of approval of such Tenant Improvements, but not more often than once every two weeks, and the Escrow Agent shall, within ten (10) days of receipt of same, reimburse Tenant for such amount as Landlord shall have authorized. Any funds remaining in the Escrow Account after Tenant shall have submitted to Landlord its request for final reimbursement for the Tenant Improvements shall be paid by the Escrow Agent to Landlord within ten (10) days after Landlord shall have delivered a copy of Tenant's request for final reimbursement to the Escrow Agent.

     5. The Escrow Agent shall have no liability for any action lawfully taken or omitted to be taken in accordance with the terms of this Agreement except for the Escrow Agent's negligence or willful misconduct. The Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request received by it and believed by it to be genuine and to have been signed or sent by the proper person. Escrow Agent may consult with legal counsel and be fully protected in acting in accordance with the advice of such counsel. The Escrow Agent shall keep accurate records of all funds disbursed by it from the Escrow Account and shall report monthly to Landlord and Tenant as to the outstanding balance.

     6. All notices, approvals or other communications which may be or are required to be given hereunder (collectively, the "Notices") shall be in writing and may be delivered in hand, by registered or certified mail, return receipt requested, or by nationally recognized overnight courier service, and shall be deemed given when received if by hand, three business days after sending as aforesaid by U.S. mails or next day if by overnight courier. Notices shall be addressed as follows:

     If to Landlord, to:

          Principal Mutual Life Insurance Company
          c/o The Nelson Companies, Ltd.
          100 Fifth Avenue
          Waltham, MA  02154
          Attention:  Douglas G. Waybright

     If to Tenant, to:

          Interleaf, Inc.
          62 Fourth Avenue
          Waltham, MA  02154
          Attention:  Devra Simon

     If to Escrow Agent, to

          Lawyers Title Insurance Corporation
          225 Franklin Street, Suite 3010
          Boston, MA  02110
          Attention:  Kevin Creedon, Esq.

                                                INITIALS:
                                                Landlord        Tenant

                                                /s/
                                                -------         ------

                                                                     EXHIBIT "D"
                                                                     Page 3 of 3


     7. This Agreement shall be binding on and inure to the benefit of the respective successors and assigns of Landlord, Tenant and Escrow Agent and shall be governed by the laws of the Commonwealth of Massachusetts.

     8. Tenant shall be entitled to all interest accrued to the Escrow Account at the time of its termination, and shall pay the fees of the Escrow Agent for maintaining the Escrow Account. If the Escrow Account shall remain open for a period not to exceed three (3) months, the fee of the Escrow Agent shall be $150.00, and if the Escrow Account shall remain open for a period in excess of three (3) months, the fee of the Escrow Agent shall be $250.00.

     IN WITNESS WHEREOF, each of Landlord, Tenant and Escrow Agent has caused this Agreement to be executed by their respective duly authorized partners, officers or representatives as of the date first above written.

                                   LANDLORD

                                   PRINCIPAL MUTUAL LIFE INSURANCE COMPANY



                                   By:
                                      -----------------------------------
                                          Its


                                   TENANT

                                   INTERLEAF, INC.



                                   By:
                                        ---------------------------------
                                          Its


                                   ESCROW AGENT

                                   LAWYERS TITLE INSURANCE CORPORATION


                                   By:
                                       --------------------------------
                                       Its

                                                  INITIALS:
                                                  Landlord        Tenant

                                                  /s/
                                                  -------         ------

                                                                     Page 1 of 1
                                   EXHIBIT "E"

                        TENANT'S PLANS AND SPECIFICATIONS


                           LEASE WITH INTERLEAF, INC.



                        LIST OF PLANS AND SPECIFICATIONS

Interleaf, Inc.
Headquarters Renovations
62 Fourth Avenue
Waltham,  MA  02154
Prepared by Archetype Architecture, Inc.


Title                                 No.      Date   Revision No.  Revised Date
-----                                 ---      ----   ------------  ------------
Partition Plan                        A 1.0    8/4/95      5          8/31/95

Reflected Ceiling Plan                A 2.0    8/4/95      5          8/31/95

Schedules: Door & Partition Details   A 3.0    8/4/95      5          8/31/95

Furniture Layout/Power/Voice
Data Plan                             A 4.0    8/11/95     5          8/31/95

Enlarged Plan at Reception Area       A 5.0    8/11/95     4          8/26/95

Interior Elevations                   A 6.1    8/26/95     5          8/31/95

Interior Elevations                   A 6.2    8/26/95     5          8/31/95

Interior Elevations                   A 6.3    8/26/95     5          8/31/95

Entry Vestibule Details               A 7.0    8/24/95     5          8/31/95









                                      INITIALS:
                                      Landlord        Tenant

                                      /s/
                                      --------         ------

                                   EXHIBIT "G"

                          LANDLORD'S CONSTRUCTION WORK

                           LEASE WITH INTERLEAF, INC.

     Landlord shall perform the following work in the Leased Premises at Landlord's sole cost and expense in conjunction with Tenant's construction of tenant improvements per Exhibit "E" attached hereto:

     1.   Install sealant in cracks of foundation walls of Building.

     2. Patch spalled concrete areas on vertical surfaces and curbing of handicapped ramp.

     3.   Install sealant in masonry cracks of exterior walls of Building.

     4. Fill holes in exterior masonry wall of Building located above roof of wood framed addition.

     5.   Caulk joints at all precast window sills.

     6. Replace rotted wood sleepers located under one rooftop HVAC unit with pressure treated sleepers.

     7.   Re-attach aluminum fascia where it has lifted from face of roof.

     8. Repair horizontal closure pieces on two window frames where sections are missing.

     9. Install sealant and enclose exposed subframing at two exterior hollow metal door frames.

     10. Relocate two handicapped toilets so as to be 18" off of the side wall to the centerline of the fixture and remove related toilet stall partitions.

     11. Extend the flue from the gas-fired water heater 36" above the roof line and clear of adjacent window.

     12.  Repair rooftop HVAC units as needed so as to be in good working order.

     The following additional work shall be performed by Landlord as hereinabove provided only if required by the Building Inspector, City of Waltham:

     1.   Add a double check valve at the sprinkler main.

     Notwithstanding anything in this Lease to the contrary, provided Tenant shall be in possession of the Leased Premises and not in default under the terms of this Lease beyond any applicable grace periods, and provided Tenant shall not use or have used the Leased Premises for a use different than Tenant's permitted use of the Leased Premises as of the Commencement Date, in the event that, subsequent to Tenant's receipt of a Certificate of Occupancy for the Leased Premises upon completion of the Tenant Improvements per Exhibit "E" hereto, the City of Waltham shall revoke said Certificate of Occupancy for a violation by the base building (exclusive of the Leased Premises) of an applicable law, rule or regulation, then Landlord shall perform such construction work to the base building as shall be reasonably required to cure said violation.

                                             INITIALS:
                                             Landlord        Tenant

                                             /s/
                                             --------        -------